UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 29, 2019

REAL GOODS SOLAR, INC.

(Exact Name of Registrant as Specified in its Charter)

Colorado	001-34044	26-1851813
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 16th Street, Suite 300, Denver, CO 80202

(Address of Principal Executive Offices, Including Zip Code)

Registrant’s telephone number, including area code: (303) 222-8300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On March 29, 2019, the Company issued a press release in which it disclosed for the twelve months ended December 31, 2018, the preliminary net loss for the mainland residential business was approximately $5.5 million.

The preliminary financial data discussed in Item 2.02 and Item 7.01 consists of estimates derived from the Company’s internal books and records and has been prepared by, and are the responsibility of, the Company’s management. The preliminary financial data are subject to the completion of financial closing procedures, final adjustments and other developments that may arise between now and the time the financial results for the fourth quarter ended December 31, 2018 are finalized. Therefore, actual results may differ materially from these preliminary cash projections and financial data and all of these preliminary cash projections and financial data are subject to change.

The information in this Item 2.02 is being furnished by the Company pursuant to Item 2.02 “Results of Operations and Financial Condition.” In accordance with General Instruction B.2 of Form 8-K, the information contained in this Item 2.02 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. In addition, this information shall not be deemed incorporated by reference into any of the Company’s filings with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.

Item 7.01. Regulation FD Disclosure.

On March 29, 2019, the Company issued a press release announcing an operational realignment described in Item 8.01 below, a copy of which is attached as Exhibit 99.1 and is incorporated by reference in response to this Item 7.01.

The information under this Item 7.01 and the press release attached hereto as Exhibit 99.1 are being furnished by the Company pursuant to Item 7.01. In accordance with General Instruction B.2 of Form 8-K, the information contained under this Item 7.01 and the press release attached hereto as Exhibit 99.1 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. In addition, this information shall not be deemed incorporated by reference into any of the Company’s filings with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.

Item 8.01. Other Events.

On March 27, 2019, the Company’s Board of Directors determined to exit its mainland residential solar business to focus on the POWERHOUSE™ in-roof shingle market and reduce overall cash outflow, with the goal of maximizing future shareholder value. The Company does not believe the costs to implement the operational realignment will be material to its operations or financial condition.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release issued by Real Goods Solar, Inc. on March 29, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REAL GOODS SOLAR, INC.

By:	/s/ Alan Fine
Alan Fine
Chief Financial Officer

Date: March 29, 2019